SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 12, 2005


                         Commission file number 0-14061


                             STEEL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

           Kentucky                                        61-0712014
   (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                    Identification No.)

                 15415 Shelbyville Road, Louisville, KY   40245
               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
              (Registrant's telephone number, including area code)

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On October 11, 2005, Steel Technologies Inc. (Steel Technologies) amended and extended its $135 million Unsecured Revolving Credit Facility (Second Amendment) with its existing syndicated banking group consisting of PNC Bank, National Association, SunTrust Bank, JPMorgan Chase Bank N.A. (successor by merger to Bank One, NA), National City Bank of Kentucky, and U.S. Bank National Association and Fifth Third Bank (Lenders).

Under the terms of the Second Amendment, the maturity date was extended from September 2, 2009 to October 11, 2010. In addition, the pricing was improved to reflect Steel Technologies' favorable financial performance. A copy of the Second Amendment is attached hereto as Exhibit 10.1.

On October 12, 2005, Steel Technologies issued a press release announcing the Second Amendment to the existing $135 million unsecured revolving credit facility. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Information  provided in Item 1.01 is  incorporated  by  reference  in this Item
2.03. On October 11, 2005, there was $30 million outstanding on the Unsecured Revolving Credit Facility.



Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.               Description of Exhibit

  10.1         Second Amendment to Credit  Agreement  dated  October 11,
               2005, among Steel Technologies, as borrower, and PNC Bank, National Association, SunTrust Bank, JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), National City Bank of Kentucky, U.S. Bank National Association and
               Fifth Third Bank

  99.1 Press release issued by Steel Technologies on October 12, 2005, regarding the Second Amendment to Credit Facility

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
    (Registrant)




By   /s/ Joseph P. Bellino
     ---------------------
        Joseph P. Bellino
        Chief Financial Officer


Dated:  October 13, 2005

                                  EXHIBIT 10.1




                                SECOND AMENDMENT

                                       to

                                CREDIT AGREEMENT

                                  by and among

                             STEEL TECHNOLOGIES INC.

                                       and

                           THE GUARANTORS PARTY HERETO

                                       and

                            THE LENDERS PARTY HERETO

                                       and

                    PNC BANK, NATIONAL ASSOCIATION, As Agent

                                       and

                       SUNTRUST BANK, As Syndication Agent

                                       and

      JPMORGAN CHASE BANK, N.A. (successor by Merger to Bank One, N.A.), As
                              Documentation Agent


                          Dated as of October 11, 2005

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Second Amendment") dated as of October 11, 2005, by and among STEEL TECHNOLOGIES INC. (the "Borrower") and the GUARANTORS party hereto (the "Guarantors"), the Lenders party hereto (the "Lenders"), PNC Bank, National Association, As Agent (the "Agent"), SUNTRUST BANK, As Syndication Agent (the "Syndication Agent") and JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), As Documentation Agent (the "Documentation Agent").

     WHEREAS, reference is made to the Credit Agreement dated as of September 2, 2004 by and among the Borrower, the Guarantors, the Lenders, the Agent, the Syndication Agent and the Documentation Agent, as amended by that First
Amendment thereto dated as of November 2, 2004 (as so amended, the "Credit Agreement");

     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement;

     WHEREAS,  the  parties  hereto  desire:  (i) to amend  the  pricing  grid -
Schedule 1.1(A) to the Credit Agreement and (ii) to amend the Expiration Date of the Credit Agreement, all as more fully set forth herein;

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.       Amendment of Definition of Expiration Date.

          The following definition in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Expiration Date shall mean, with respect to the Commitments, October 11, 2010."

2.       Amendment of Schedule 1.1(A).

          Schedule 1.1(A) of the Credit Agreement is hereby amended and restated in its entirety to read s set forth on Schedule 1.1(A) attached hereto.

3.       Acknowledgments Relating to Merger and Conversion.

                                    Recitals

          A. Effective January 12, 2005, Steel Technologies LLC, an Ohio limited liability company (and formerly a Guarantor under the Credit Agreement), merged into Steel Technologies Corp., an Ohio corporation (and a Guarantor under the Credit Agreement), with Steel Technologies Corp. being the successor to such merger, and

          B. Effective September 14, 2005, Steel Technologies, L.P., a Delaware limited partnership (and Guarantor under the Credit Agreement) converted into a general partnership under Delaware law and changed its name to Steel Technologies Co.

                                 Acknowledgments

          A. The Loan Parties represent and warrant that the recitals (the "Recitals") in this Section 3 above are true and correct. Steel Technologies Corp. and Steel Technologies Co. each acknowledge and agree that they continue to be bound as a Guarantor under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which they are a party after giving effect to the transactions described in the Recitals.

          B. The Banks hereby acknowledge the transactions described in the Recitals, approve of the same and waive any provisions (including the provisions of Section 7.1.1 [Preservation of Existence, Etc.]) for the sole purpose of permitting and consenting to such transactions.

4.       Warranties

          A. Warranties Under the Credit Agreement

          The representations and warranties of Loan Parties contained in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date. The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement.

          B. Power and Authority; Validity and Binding Effect; No Conflict.

          Each Loan Party has full power to enter into, execute, deliver and carry out this Second Amendment, and such actions have been duly authorized by all necessary proceedings on its part. This Second Amendment has been duly and validly executed and delivered by each Loan Party. This Second Amendment constitutes the legal, valid and binding obligation of each Loan Party which is enforceable against such Loan Party in accordance with its terms. Neither the execution and delivery of this Second Amendment nor the consummation of the transactions herein contemplated will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of any organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or other obligation to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound, or result in the creation or enforcement of any Lien upon any property of any Loan Party or any of its Subsidiaries other than as set forth herein.

          C. Consents and Approvals; No Event of Default.

          No consent, approval, exemption, order or authorization of any Person other than the parties hereto is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Second Amendment. No event has occurred and is continuing and no condition exists or will exist after giving effect to this Second Amendment which constitutes an Event of Default or Potential Default.

5.       Conditions to Effectiveness.

          The effectiveness of this Second Amendment is subject to satisfaction of each of the following conditions on or before the date hereof:

          A. Representations and Warranties.

          Each of the representations and warranties under Section 3 hereof are true and correct on the date hereof.

          B. Execution by Lenders, Agent and Loan Parties.

          This Second Amendment shall have been executed by all of the Lenders, the Agent and the Loan Parties on or before the date hereof. The fee letter of even date herewith among the Borrower, the Agent and the Lead Arranger (the "Fee Letter") shall be executed by each of the parties thereto.

          C. Secretary's Certificates.

          There shall have been delivered to the Agent for the Benefit of each Lender a certificate dated as of the date hereof and signed by the Secretary or an Assistant Secretary of each of the Loan Parties certifying as appropriate to: (a) all corporate action taken by each Loan Party in connection with this Second Amendment together with a copy of the resolutions of each Loan Party evidencing same; (b) the names of the officer or officers authorized to sign this Second Amendment and the true signatures and specifying that such officers are authorized to act on behalf of each Loan Party for purposes of this Second Amendment, on which the Agent and each Lender may conclusively rely; and (c) a certificate from the Secretary or Assistant Secretary stating that each Loan Party's organizational documents, including its certificate or articles of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement have not been modified since the Closing Date and are in effect on the date hereof as on the Closing Date or attaching certified copies of such modified documents if any have been modified and certifying that such documents are currently in effect.

          D. Fees and Expenses.

          The Loan Parties shall have paid: (i) fees set forth in the Fee Letter which fees shall be deemed earned on the date hereof and (ii) the costs and expenses of the Agent, and other fees and expenses set forth in the Fee Letter of even date among herewith and reasonable fees of the Agent's counsel in connection with this Second Amendment.


6.       References to Credit Agreement, Loan Documents.

          Any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including such schedules and exhibits, as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such schedules and exhibits, the terms and provisions hereof shall control.

7.       Force and Effect.

          Each Loan Party reconfirms, restates, and ratifies the Credit Agreement and all other Loan Documents executed in connection therewith except to the extent any such documents are expressly modified by this Second Amendment and each Loan Party confirms that all such documents have remained in full force and effect since the date of their execution.

8.       Governing Law.

          This Second Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

9.       Counterparts; Effective Date.

          This Second Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Second Amendment shall become effective when it has been executed by the Agent, the Loan Parties and all of the Lenders and each of the other conditions set forth in Section 5 of this Second Amendment has been satisfied.

                          [SIGNATURE PAGES TO FOLLOW]

                   [SIGNATURE PAGE 1 OF 5 TO SECOND AMENDMENT]



     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Second Amendment as of the day and year above written.

                           BORROWER:

                           STEEL TECHNOLOGIES INC.



                           By:  /s/ Joseph P. Bellino
                                -----------------------
                           Name: Joseph P. Bellino
                                -----------------------
                           Title: Treasurer
                                -----------------------


                           By:  /s/ John M. Baumann
                                -----------------------
                           Name: John M. Baumann
                                -----------------------
                           Title: Secretary
                                -----------------------


                            GUARANTORS:

                            STEEL TECHNOLOGIES CORP.



                           By:  /s/ Joseph P. Bellino
                                -----------------------
                           Name: Joseph P. Bellino
                                -----------------------
                           Title: Treasurer
                                -----------------------


                           By:  /s/ John M. Baumann
                                -----------------------
                           Name: John M. Baumann
                                -----------------------
                           Title: Secretary
                                -----------------------

                   [SIGNATURE PAGE 2 OF 5 TO SECOND AMENDMENT]



                           STEEL TECHNOLOGIES CO. (successor by conversion to STEEL TECHNOLOGIES, L.P.)



                           By:  /s/ Joseph P. Bellino
                                -----------------------
                           Name: Joseph P. Bellino
                                -----------------------
                           Title: Treasurer
                                -----------------------


                           By:  /s/ John M. Baumann
                                -----------------------
                           Name: John M. Baumann
                                -----------------------
                           Title: Secretary
                                -----------------------



                           STEEL TECHNOLOGIES, LLC,
                           a South Carolina limited liability company



                           By:  /s/ Joseph P. Bellino
                                -----------------------
                           Name: Joseph P. Bellino
                                -----------------------
                           Title: Treasurer
                                -----------------------


                           By:  /s/ John M. Baumann
                                -----------------------
                           Name: John M. Baumann
                                -----------------------
                           Title: Secretary
                                -----------------------

                   [SIGNATURE PAGE 3 OF 5 TO SECOND AMENDMENT]



                           CUSTOM STEEL, INC.



                           By:  /s/ Joseph P. Bellino
                                -----------------------
                           Name: Joseph P. Bellino
                                -----------------------
                           Title: Treasurer
                                -----------------------


                           By:  /s/ John M. Baumann
                                -----------------------
                           Name: John M. Baumann
                                -----------------------
                           Title: Secretary
                                -----------------------

                   [SIGNATURE PAGE 4 OF 5 TO SECOND AMENDMENT]



                          PNC BANK, NATIONAL ASSOCIATION,
                          individually and as Agent



                           By:  /s/ David B. Gookin
                                -----------------------
                           Name: David B. Gookin
                                -----------------------
                           Title: Senior Vice President
                                -----------------------


                          SUNTRUST BANK,
                          individually and as Syndication Agent



                           By:  /s/ Anson M. Lewis
                                -----------------------
                           Name: Anson M. Lewid
                                -----------------------
                           Title: Vice President
                                -----------------------

                          NATIONAL CITY BANK OF KENTUCKY



                           By:  /s/ Rob King
                                -----------------------
                           Name: Rob King
                                -----------------------
                           Title: Senior Vice President
                                -----------------------



                          JPMORGAN CHASE BANK, N.A.
                          (successor by merger to Bank One, N.A.), individually and as Documentation Agent



                           By:  /s/ J. Duffy Baker, Jr.
                                -----------------------
                           Name: J. Duffy Baker, Jr.
                                -----------------------
                           Title: Senior Vice President
                                -----------------------

                   [SIGNATURE PAGE 5 OF 5 TO SECOND AMENDMENT]



                          U.S. BANK NATIONAL ASSOCIATION



                           By:  /s/ David A. Rink
                                -----------------------
                           Name: David A. Rink
                                -----------------------
                           Title: Vice President
                                -----------------------





                          FIFTH THIRD BANK



                           By:  /s/ Harriet Laire
                                -----------------------
                           Name: Harriet Laire
                                -----------------------
                           Title: Vice President
                                -----------------------

                                  EXHIBIT 99.1

                                  NEWS RELEASE

     Contact: Bradford T. Ray               Joseph P. Bellino
              Chief Executive Officer       Chief Financial Officer
              502/245-2110                  502/245-2110


                STEEL TECHNOLOGIES ANNOUNCES AMENDED AND EXTENDED
                            UNSECURED CREDIT FACILITY


LOUISVILLE, Ky. (October 12, 2005) - Steel Technologies Inc. (NASDAQ/NM: STTX) today announced that it has amended and extended a $135 million Unsecured Revolving Credit Facility with its existing syndicated banking group. The amended credit facility extends the facility to October 2010. The previous facility was scheduled to mature in September 2009. In addition, the pricing has been improved to reflect the Company's favorable financial performance. As of September 30, 2005, there was $30 million outstanding on the credit line.

     "We are extremely pleased to announce this extension and price adjustment of our credit facility and believe it reflects the excellent working relationship we have developed with our syndicated banking group," said Bradford
T. Ray, Chairman and Chief Executive Officer of Steel Technologies. "This revolver, and the opportunity to expand it up to $200 million under certain circumstances, provides significant borrowing capacity to allow us to continue to pursue strategic initiatives and promote profitable growth with our expanding customer base."

     Steel Technologies processes flat-rolled steel to specific thickness, width, temper, finish and shape requirements for automotive, appliance, lawn and garden, office furniture, agriculture, railcar, construction, hardware, and consumer goods. The Company has 20 facilities, including its joint-venture operations, located throughout the United States and Mexico. More information about the Company may be found on the World Wide Web at www.steeltechnologies.com.

     Statements contained in this release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (contained in the Company's SEC filings), which could cause actual results to differ materially from those projected. SEC filings may be obtained from the SEC or by contacting the Company.


                                     -END-